PROMiSSORY NOTE
           $60,506                           DATE: JANUARY 12, 1998


        For value received, the undersigned Rick Bacchus and Philis Bacchus (collectively the "Promisor") each as principal, jointly and severally, promise to pay to the order of Refrigeration Technology Inc. (the "payee"), at P.O. BOX 3046, Sunland Park, New Mexico 88063, (or at such other place as the Payee may designate in writing) the sum of $60,506 with interest. This promissory note consolidates four separate payments received as follows:
                Amount                   Date of Loan
                   $ 5,000               January 1,1997
                   $47,172               March 12,1997
                   $ 3,334               May 9, 1997
                                         August 5, 1997
               $60,506
        Interest will be paid on the unpaid principal at the rate of 1.0 percent over prime published in the Wall Street Journal, Eastern Edition, annually. The unpaid principal shall be payable over five years and accrued interest shall be payable monthly. All payments on this Note shall be applied first in payment of accrued interest and remainder in payment of principal.

        If any installment is not paid when due, the remaining unpaid balance and accrued interest shall become due immediately at the option of the Payee.

        The promisor reserves the right to prepay this Note (in whole or in part) prior to the Due Date with no prepayment penalty.

        If any payment obligation under this Note is not paid when due, the Promisor promises top pay all costs of collection, including reasonable attorney fees, whether or not a lawsuit is commenced as part of collection process.

        If any of the following events of default occur, this Note and any other obligations of the Promisor to the Payee, shall become due immediately, without demand of notice:

1) the failure of the Promisor to pay the principal and any accrued interest in full on or before the Due Date;

        2) the death of the Promisor(s) or Payee(s);






M~R 30 '98 22:57

~98 17:53 505589071.0                              REFTECH

[GRAPHIC OMITTED]









3) the filing of bankruptcy proceedings involving the Promisor as a Debtor;

         4)   the application for appointment of a receiver for the Promisor;

5) the making of general assignment for the benefit of the Promisor's creditor's;
               6)   the insolvency of the Promisor; or

7) the misrepresentation by the Prom isor to the Payee for the purpose of obtaining or extending credit.

                This Note is secured by Quality Air stock owned by promisor and, when converted, RTI stock. The Payee is not required to rely on the above security for the payment of this Note in the case of default, but may proceed directly against the Promisor.

                If any one or more of the provisions of this Note are determined to be unenforceable, in whole or in part, for and reason, the remaining provisions shall remain fully operative.

                All payments of principal and interest on this Note shall be paid in the legal currency of the United States. Promisor waives presentment for payment, protest, and notice of protest and nonpayment of this Note.

                No renewal of extension of this note, delay in enforcing and right of the Payee under this Note, or assignment by Payee of this Note shall affect the liability of the Promisor. All rights of the Payee under this Note are cumulative and may be exercised concurrently or consecutively at the Payee's option.

                This note will be replaced with a promissory note after distribution of RTI shares.

               This Note shall be constructed in accordance with the laws of the State of New Mexico.

               Signed this -- day of _______,1995, at





               By
                Philis Bacchus

                                                  PROMiSSORY NOTE
          $9,747                           DATE: JANUARY 12, 1998


       For value received, the undersigned Rocky Bacohus ( "Promisor") as principal, promises to pay to the order of Refrigeration Technology Inc. (the "payee"), at P.O. BOX 3048, Suntand Park, New Mexico 88063, (or at such other place as the Payee may designate tn wilting) the sum of $9,747 with interest. These moneys were received on March 12,1997 ($1,414), May
       9. 1997 ($3,333) and on August 5,1997 ($5,000).


       Interest will be paid on the unpaid principal at the rate of 1.0 percent over prime published in the Wall Street Journal, Eastern Edition, annually.

       The unpaid principal shall be payable over five years and accrued interest shall be payable monthly. All payments on thi9 Note shall be applied first in payment of accrued interest and remainder in payment of principal.

       If any installment is not paid when due, the remaining unpaid balance and accrued interest shall become due immediately at the option of the Payee.

       The promisor reserves the right to prepay this Note (in whole or in part) prior to the Due Date with no prepayment penalty.

       If any payment obligation under this Note is not paid when due, the Promisor promises top pay all costs of collection, including reasonable attorney fees, whether or not a lawsuit is commenced as part of collection process.

       If any of the following events of default occur, this Note and any other obligations of the Promisor to the Payee, shall become due immediately, without demand of notice:

1) the failure of the Promisor to pay the principal and any accrued interest in full on or before the Due Date;

       2)  the death of the Promisor(s) or Payee(s);
  3)  the filing of bankruptcy proceedings involving the Promiser as a Debtor;

       4)  the application for appointment of a receiver for the Promisor;
       5) the making of general assignment for the benefit of the Promisor's creditor's;

       6)  the insolvency of the Promisor; or



MRR 30 '98 22:58

       7) the misrepresentation by the Promisor to the Payee for the purpose of obtaining or extending credit. This Note is secured by Quality Air stock owned by promisor and, when converted, RTI stock. The Payee is not required to rely on the above security for the payment of this Note in the case of default, but may proceed directly against the Promisor.

       If any one or more of the provisions of this Note are determined to be unenforceable, in whole or in part, for and reason, the remaining provisions shall remain fully operative.

       All payments of principal and interest on this Note shall be paid in the legal currency of the United States. Promisor waives presentment for payment, protest, and notice of protest and nonpayment of this Note.

       No renewel of extension of this note, delay in enforcing and right of the Payee under this Note, or assignment by Payee of this Note shall affect the liability of the Promisor. All rights of the Payee under this Note are cumulative and may be exercised concurrently or consecutively at the Payee's option.

       This note will be replaced with a promissory note after distribution of RTI shares.

       This Note shall be constructed in accordance with the laws of the State of New Mexico.

       Signed this day of _______,1998, at




       8y:____________________________
                 Rocky Bacchus

                                                  PROMISSORY NOTE
          $9,747                           DATE: JANUARY 12, 1998


       For value received, the undersigned Ron Bacchus ( "Promisor") as principal, promises to pay to the order of Refrigeration Technology Inc. (the "payee"), at P.O. BOX 3048, Sunland Park, New Mexico 88063, (or at such other place as the Payee may designate in writing) the sum of $9,747 with interest. These moneys were received on March 12, 1997 ($1,414.00), May 9,1997 ($3,333) and on August 5,1997 ($5,000.00).

       Interest will be paid on the unpaid principal at the rate of 1.0 percent over prime published in the Wall Street Journal, Eastern Edition, annually.

       The unpaid principal shall be payable over five years and accrued interest shall be payable monthly. All payments on this Note shall be applied first in payment of accrued interest and remainder in payment of principal.

       If any installment is not paid when due, the remaining unpaid balance and accrued interest shall become due immediately at the option of the Payee.

       The promisor reserves the right to prepay this Note (in whole or in part) prior to the Due Date with no prepayment penalty.

       If any payment obligation under this Note is not paid when due, the Promisor promises top pay all costs of collection, including reasonable attorney fees, whether or not a lawsuit is commenced as part of collection process.

       If any of the following events of default occur, this Note and any other obligations of the Promisor to the Payee, shall become due immediately, without demand of notice:

1) the failure of the Promisor to pay the principal and any accrued interest in full on or before the Due Date;

       2)  the death of the Promisor(s) or Payee(s);

3) the filing of bankruptcy proceedings involving the Promisor as a Debtor;

       4)  the application for appointment of a receiver for the Promisor;

5) the making of general assignment for the benefit of the Promisor's creditor's;

       6)  the insolvency of the Promisor; or

7) the misrepresentation by the Promisor to the Payee for the purpose of obtaining or extending credit. This Note is secured by Quality Air stock owned by promisor and, when converted, RIl stock. The Payee is not required to rely on the above security for the payment of this Note in the case of default, but may proceed directly against the Promisor.

If any one or more of the provisions of this Note are determined to be unenforceable, in whole or in part for and reason, the remaining provisions shall remain fully operative.

All payments of principal and interest on this Note shall be paid in the legal currency of the United States. Promisor waives presentment for payment, protest, and notice of protest and nonpayment of this Note.

No renewal of extension of this note, delay in enforcing and right of the Payee under this Note, or assignment by Payee of this Note shall affect the liability of the Promisor. All rights of the Payee under this Note are cumulative and may be exercised concurrently or consecutively at the Payee's option.

This note will be replaced with a promissory note after distribution of RTI shares.

This Note shall be constructed in accordance with the laws of the State of New Mexico.
  Signed this                                   1998, at